Exhibit 4.3

Execution Version

SYSCO CORPORATION

AND SYSCO HOLDINGS CORPORATION,

as Issuers,

THE GUARANTORS NAMED HEREIN,

as Guarantors,

AND

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of October 6, 2026

to

INDENTURE

Dated as of October 6, 2026

Relating to

$1,500,000,000 7.100% Series A Junior Subordinated Notes due 2056

$1,000,000,000 7.250% Series B Junior Subordinated Notes due 2056

$1,400,000,000 7.350% Series C Junior Subordinated Notes due 2056

TABLE OF CONTENTS

		Page

Article One

Definitions and Other Provisions of General Application

Section 1.01	References	2
Section 1.02	Definitions	2

Article Two

General Terms and Conditions of the Notes

Section 2.01	Designation and Principal Amount	8
Section 2.02	Maturity	9
Section 2.03	Form and Payment	9
Section 2.04	Interest	10
Section 2.05	Option to Defer Interest Payments	12
Section 2.06	Certain Limitations During an Optional Deferral Period	13
Section 2.07	Other Terms and Conditions	14

Article Three

Redemption

Section 3.01	Optional Redemption of the Notes	15
Section 3.02	Special Mandatory Redemption of the Notes	18
Section 3.03	Right to Redeem upon a Tax Event	19
Section 3.04	Right to Redeem upon a Rating Agency Event	19

Article Four

Events of Default

Section 4.01	Events of Default	19
Section 4.02	Acceleration of Maturity; Rescission	21
Section 4.03	Application of Article V (Remedies) of Base Indenture	21
Section 4.04	Application of Other Provisions of Base Indenture	21

Article Five

Miscellaneous

Section 5.01	Application of Second Supplemental Indenture	22
Section 5.02	Trust Indenture Act	22
Section 5.03	Conflict with Base Indenture	22

i

Section 5.04	Governing Law	22
Section 5.05	Successors	22
Section 5.06	Counterparts	22
Section 5.07	Trustee Disclaimer	22

ii

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE, dated as of October 6, 2026 (this “Second Supplemental Indenture”), among SYSCO CORPORATION, a Delaware corporation (“Sysco Corporation”), SYSCO HOLDINGS CORPORATION, a Delaware corporation (“Sysco Holdings” and, together with Sysco Corporation, the “Issuers,” and each, an “Issuer”), the INITIAL GUARANTORS named on Schedule I hereto and any other Subsidiary that provides a guarantee (each, a “Guarantor,” and collectively, the “Guarantors”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as Trustee and Security Registrar (herein called the “Trustee”), to the Base Indenture (as defined below).

RECITALS

WHEREAS, the Issuers and the guarantors party thereto have heretofore executed and delivered to the Trustee an Indenture, dated as of October 6, 2026 (the “Base Indenture” and, together with this Second Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of their junior subordinated notes and other evidences of junior subordinated debt securities, to be issued in one or more series as therein provided;

WHEREAS, pursuant to the terms of the Base Indenture, on the date hereof, the Issuers desire to provide for the establishment of three series of junior subordinated notes to be known respectively as the 7.100% Series A Junior Subordinated Notes due 2056 (the “Series A Junior Subordinated Notes”), the 7.250% Series B Junior Subordinated Notes due 2056 (the “Series B Junior Subordinated Notes”) and the 7.350% Series C Junior Subordinated Notes due 2056 (the “Series C Junior Subordinated Notes” and, together with the Series A Junior Subordinated Notes and the Series B Junior Subordinated Notes, the “Notes”), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and herein;

WHEREAS, the Notes will be fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest on an unsecured, subordinated and junior basis by each of the Guarantors for the benefit of the Holders of the Notes;

WHEREAS, the conditions set forth in the Base Indenture for the execution and delivery of this Second Supplemental Indenture have been met; and

WHEREAS, each Issuer and each Guarantor has requested and hereby requests that the Trustee join with it in the execution and delivery of this Second Supplemental Indenture, and all acts and requirements necessary to make this Second Supplemental Indenture a legal, valid and binding agreement of the parties, in accordance with its terms, and a valid supplement to, the Base Indenture with respect to the Notes have been done and performed.

WITNESSETH:

NOW, THEREFORE, for and in consideration of the premises contained herein, each party agrees for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes, as follows:

Article One

Definitions and Other Provisions of General Application

Section 1.01        References. Capitalized terms used but not defined in this Second Supplemental Indenture shall have the meanings ascribed to them in the Base Indenture. References in this Second Supplemental Indenture to article and section numbers shall be deemed to be references to article and section numbers of this Second Supplemental Indenture unless otherwise specified.

Section 1.02        Definitions. For purposes of this Second Supplemental Indenture, the following terms have the meanings ascribed to them as follows:

“Additional Interest” means any interest accruing on any Deferred Interest as described in Section 2.05.

“Additional Notes” means any additional Notes of a series that may be issued from time to time pursuant to Section 2.01(b).

“Base Indenture” has the meaning provided in the Recitals.

“Business Day” means any day that is not a Saturday or Sunday and that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York, New York, United States.

“Calculation Agent” means, at any time, the Person appointed by the Issuers and serving as such agent with respect to the applicable series of Notes at such time, which may be an Issuer or any of its Affiliates.

“Deferred Interest” means, with respect to a series of Notes, all or any part of the current and accrued interest otherwise due on such series of Notes the payment of which has been deferred by the Issuers pursuant to Section 2.05.

“Depositary” has the meaning provided in Section 2.03(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“First Series A Reset Date” means January 6, 2032.

“First Series A Step-Up Date” means January 6, 2037.

“First Series B Reset Date” means October 6, 2033.

“First Series B Step-Up Date” means October 6, 2038.

“First Series C Reset Date” means October 6, 2036.

“Five-year U.S. Treasury Rate” means, as of any Reset Interest Determination Date, (i) an interest rate (expressed as a decimal) determined to be the per annum rate equal to the arithmetic mean of the yields to maturity for U.S. Treasury securities adjusted to constant maturity with a maturity of five years from the next Reset Date and trading in the public securities markets, for the five consecutive Business Days immediately prior to such Reset Interest Determination Date as published in the most recent H.15, or (ii) if there is no such published U.S. Treasury security with a maturity of five years from the next Reset Date and trading in the public securities markets, then the rate will be determined by interpolation between the arithmetic mean of the yields to maturity for each of the two series of U.S. Treasury securities adjusted to constant maturity trading in the public securities markets, (A) one maturing as close as possible to, but earlier than, the Reset Date following the next succeeding Reset Interest Determination Date, and (B) the other maturing as close as possible to, but later than, the Reset Date following the next succeeding Reset Interest Determination Date, in each case for the five consecutive Business Days immediately prior to such Reset Interest Determination Date as published under the heading “Treasury Constant Maturities” in the most recent H.15. If the Five-year U.S. Treasury Rate cannot be determined pursuant to the methods described in clause (i) or (ii) above, then the Five-year U.S. Treasury Rate will be the same rate determined for the prior Reset Interest Determination Date or, if the Five-year U.S. Treasury Rate cannot be so determined as of the Reset Interest Determination Date preceding the applicable first Reset Date, then the interest rate applicable to the applicable series of Notes for the Reset Period beginning on and including such first Reset Date will be deemed to be the Initial Interest Rate for such series. For the purposes of this definition, “H.15” means the statistical release designated as “Selected Interest Rates (Daily)—H.15” or any successor publication, published by the Board of Governors of the U.S. Federal Reserve System (or any successor thereto). The “most recent H.15” means the H.15 published closest in time but prior to the close of business on the second Business Day prior to the applicable Series A Reset Date, Series B Reset Date or Series C Reset Date.

“Guarantor” has the meaning provided in the Preamble.

“Indenture” has the meaning provided in the Recitals.

“Initial Interest Rate” means, with respect to the Series A Junior Subordinated Notes, the Series A Initial Interest Rate; with respect to the Series B Junior Subordinated Notes, the Series B Initial Interest Rate; and with respect to the Series C Junior Subordinated Notes, the Series C Initial Interest Rate.

“Initial Notes” means the aggregate principal amount of each series of Notes issued on the date hereof, as specified in Section 2.01.

“Interest Payment Date” means each interest payment date for each series of Notes.

“JRD Acquisition Transactions” means the mergers and the other transactions contemplated under the Merger Agreement.

“Make-Whole Spread” means (i) 0.350% with respect to Series A Junior Subordinated Notes; (ii) 0.400% with respect to Series B Junior Subordinated Notes and (iii) 0.400% with respect to Series C Junior Subordinated Notes.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of March 30, 2026, as may be amended from time to time, by and among Sysco Corporation, Sysco Holdings, Slider Merger Sub 1, Inc., a Delaware corporation and wholly-owned subsidiary of Sysco Holdings, Slider Merger Sub 2, Inc., a Delaware corporation and wholly-owned subsidiary of Sysco Holdings, Slider Merger Sub 3, LLC, a Delaware limited liability company and wholly-owned subsidiary of Sysco Holdings, JRD Unico, Inc., a Delaware corporation, Warehouse Realty, LLC, a Delaware limited liability company, and Ki Atlantic Holdings Limited (as holder representative).

“Notes” has the meaning provided in the Recitals. For the avoidance of doubt, “Notes” shall include any Additional Notes.

“Optional Deferral Period” has the meaning provided in Section 2.05.

“Par Call Date” has the meaning provided in Section 3.01(e).

“Rating Agency” means any nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act (or any successor provision thereto) that then publishes a rating for the Parent Entity, together with any successor thereto.

“Rating Agency Event” means, with respect to a series of Notes, as of any date, a change, clarification or amendment in the methodology in assigning equity credit to securities such as such series of Notes published by any Rating Agency, (a) as such methodology was in effect on September 22, 2026, in the case of any Rating Agency that published a rating for the Issuers as of September 22, 2026, or (b) as such methodology was in effect on the date such Rating Agency first published a rating for the Issuers, in the case of any Rating Agency that first publishes a rating for the Issuers after September 22, 2026 (in the case of either clause (a) or (b), the “current methodology”), that results in (i) any shortening of the length of time for which a particular level of equity credit pertaining to such series of Notes by such Rating Agency would have been in effect had the current methodology not been changed or (ii) a lower equity credit (including up to a lesser amount) being assigned by such Rating Agency to such series of Notes as of the date of such change, clarification or amendment than the equity credit that would have been assigned to such series of Notes by such Rating Agency had the current methodology not been changed.

“Remaining Scheduled Payments” means, with respect to any Note of any series to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption as if such Note matured on the applicable Par Call Date; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced (solely for the purposes of this calculation) by the amount of interest accrued thereon to such Redemption Date.

“Reset Date” means, as applicable, any Series A Reset Date, any Series B Reset Date or any Series C Reset Date.

“Reset Interest Determination Date” means, in respect of any Reset Period, the day falling two Business Days prior to the first day of such Reset Period.

“Reset Period” means the period from, and including, the Series A Reset Date, Series B Reset Date or Series C Reset Date, as applicable, to, but excluding, the next following Series A Reset Date, Series B Reset Date or Series C Reset Date, as applicable, and thereafter each period from, and including, a Series A Reset Date, Series B Reset Date or Series C Reset Date, as applicable, to, but excluding, the next following Series A Reset Date, Series B Reset Date or Series C Reset Date, respectively.

“Second Series A Step-Up Date” means January 6, 2052.

“Second Series B Step-Up Date” means October 6, 2053.

“Second Supplemental Indenture” has the meaning provided in the Preamble.

“Series A Initial Interest Rate” means 7.100% per annum.

“Series A Initial Margin” means 2.280%.

“Series A Junior Subordinated Notes” has the meaning specified in the Recitals.

“Series A Reset Date” means the First Series A Reset Date and January 6 of every fifth year thereafter.

“Series B Initial Interest Rate” means 7.250% per annum.

“Series B Initial Margin” means 2.372%.

“Series B Junior Subordinated Notes” has the meaning specified in the Recitals.

“Series B Reset Date” means the First Series B Reset Date and October 6 of every fifth year thereafter.

“Series C Initial Interest Rate” means 7.350% per annum.

“Series C Initial Margin” means 2.401%.

“Series C Junior Subordinated Notes” has the meaning specified in the Recitals.

“Series C Reset Date” means the First Series C Reset Date and October 6 of every fifth year thereafter.

“Special Mandatory Redemption Date” means any Business Day that is no later than the 10th Business Day following the date of any Special Mandatory Redemption Event, which will be specified in the notice of special mandatory redemption sent to Holders of the Notes.

“Special Mandatory Redemption Event” means the earliest to occur of: (i) the consummation of the JRD Acquisition Transactions does not occur on or prior to (a) March 30, 2028 or (b) any later date as the parties to the Merger Agreement may agree, (ii) Sysco Corporation notifies the Trustee in writing that the Merger Agreement has terminated in accordance with its terms prior to the consummation of the JRD Acquisition Transactions or (iii) Sysco Corporation notifies the Trustee in writing and publicly announces that Sysco Corporation will not pursue the consummation of the JRD Acquisition Transactions.

“Special Mandatory Redemption Price” means a price equal to 101% of the aggregate principal amount of each series of the Notes being redeemed on the Special Mandatory Redemption Date, plus accrued and unpaid interest on the principal amount of such Notes to, but excluding, the Special Mandatory Redemption Date.

“Tax Event” means, with respect to a series of Notes, the Issuers have received an opinion of a nationally recognized accounting firm or counsel experienced in such tax matters to the effect that, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in the laws or treaties of the United States or any of its political subdivisions or taxing authorities, or any regulations under such laws or treaties, (b) any judicial decision or any official administrative pronouncement, ruling, regulatory procedure, notice or announcement (including any notice or announcement of intent to issue or adopt any administrative pronouncement, ruling, regulatory procedure or regulation), (c) any amendment to, clarification of, or change in the official position or the interpretation of any administrative action or judicial decision or any interpretation or pronouncement that provides for a position with respect to an administrative action or judicial decision that differs from the theretofore generally accepted position, in each case by any legislative body, court, governmental authority or regulatory body, irrespective of the time or manner in which such amendment, clarification or change is introduced or made known, or (d) any threatened challenge asserted in writing in connection with an audit of the Issuers or any of their subsidiaries, or a publicly-known threatened challenge asserted in writing against any other taxpayer that has raised capital through the issuance of securities that are substantially similar to such series of Notes, which amendment, clarification, or change is effective, or which administrative action is taken or which judicial decision, interpretation or pronouncement is issued or threatened challenge is asserted or becomes publicly-known, in each case after September 22, 2026, there is more than an insubstantial risk that interest payable by the Issuers on the applicable series of Notes is not deductible, or within 90 days would not be deductible, in whole or in part, by the Issuers for United States Federal income tax purposes.

“Treasury Rate” means, with respect to any Redemption Date:

(a)         the yield determined by the Issuers after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)-H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities-Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuers shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date;

(b)        If on the third Business Day preceding the Redemption Date H.15 is no longer published, the Issuers shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Issuers shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date, or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuers shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Trustee” has the meaning provided in the Preamble.

Article Two

General Terms and Conditions of the Notes

Section 2.01        Designation and Principal Amount.

(a)         There are hereby authorized and designated three series of Notes, each as a series of Securities under the Base Indenture:

 (i)            the 7.100% Series A Junior Subordinated Notes due 2056;

 (ii)           the 7.250% Series B Junior Subordinated Notes due 2056; and

 (iii)          the 7.350% Series C Junior Subordinated Notes due 2056.

Each series of the Notes may be authenticated and delivered under the Indenture in an unlimited aggregate principal amount.

 (i)            The Series A Junior Subordinated Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $1,500,000,000.

 (ii)           The Series B Junior Subordinated Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $1,000,000,000.

 (iii)          The Series C Junior Subordinated Notes issued on the date hereof pursuant to the terms of the Indenture shall be in an aggregate principal amount of $1,400,000,000.

In the case of each series of Notes, the amount shall be set forth in the Issuer Order for the authentication and delivery of the Notes pursuant to Section 303 of the Base Indenture. The Notes will be unsecured, junior subordinated obligations of the Issuers and will rank equally in right of payment with all of the Issuers’ other existing and future unsecured, junior subordinated indebtedness from time to time outstanding that ranks equally in right of payment with the Notes, and will be subordinate and junior in right of payment to all Senior Indebtedness of the Issuers to the extent and in the manner provided in Article XVII (Subordination of Securities and Guarantees) of the Base Indenture.

(b)         The Issuers may from time to time, without notice to or the consent of the Holders of any series of the Notes, create and issue Additional Notes of any series ranking equally and ratably with such series of Notes in all respects, or in all respects except for the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such Additional Notes; provided that if such Additional Notes are not fungible for U.S. federal income tax purposes with the Notes of the applicable series, such Additional Notes will have a different “CUSIP”, “ISIN” and/or any other identifying number. Such Additional Notes will have the same terms as to status, redemption or otherwise as the applicable series of Notes, and will vote together as one class on all matters with respect to such series of Notes.

Section 2.02        Maturity. Unless an earlier redemption has occurred, (a) the principal amount of the Series A Junior Subordinated Notes shall mature and be due and payable, together with any accrued and unpaid interest thereon, on October 6, 2056, (b) the principal amount of the Series B Junior Subordinated Notes shall mature and be due and payable, together with any accrued and unpaid interest thereon, on October 6, 2056 and (c) the principal amount of the Series C Junior Subordinated Notes shall mature and be due and payable, together with any accrued and unpaid interest thereon, on October 6, 2056. If the maturity date of any series of the Notes falls on a day that is not a Business Day, payment of principal, premium, if any, and interest for such Notes then due will be paid on the next succeeding Business Day. No interest on that payment will accrue from and after the maturity date.

Section 2.03        Form and Payment.

(a)         The Notes and the Trustee’s Certificates of Authentication to be endorsed thereon are to be substantially in the form of Exhibit A, Exhibit B and Exhibit C, which forms are hereby incorporated in and made a part of this Second Supplemental Indenture.

(b)         The terms and provisions contained in the Notes of each series shall constitute, and are hereby expressly made, a part of this Second Supplemental Indenture, and the Issuers and the Trustee, by their execution and delivery of this Second Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

(c)         Payments of principal, premium, if any, and/or interest, if any, on the Global Notes representing each series of the Notes shall be made to The Depository Trust Company (together with any successor thereto, the “Depositary”).

(d)         Each series of Notes will be issued in the form of one or more Global Notes in registered form, without interest coupons, and only in minimum denominations of $2,000 in principal amount and any integral multiples of $1,000 in excess thereof. The Global Notes representing each series of the Notes will be deposited with, or on behalf of, the Depositary and will be registered in the name of the Depositary or a nominee of the Depositary. No Global Note may be transferred except as a whole by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or such nominee to a successor of the Depositary or a nominee of such successor.

(e)         Additional provisions relating to the Initial Notes, Additional Notes and any other Notes issued under this Second Supplemental Indenture are set forth in Appendix A, which is hereby incorporated in and made a part of this Second Supplemental Indenture.

Section 2.04        Interest.

(a)          Interest on the Series A Junior Subordinated Notes will be payable semi-annually in arrears on January 6 and July 6 of each year, beginning on January 6, 2027. Interest on the Series A Junior Subordinated Notes shall accrue:

 (i)            from, and including, October 6, 2026 to, but excluding, the First Series A Reset Date, at the Series A Initial Interest Rate;

 (ii)           from, and including, the First Series A Reset Date, to, but excluding, the First Series A Step-Up Date, at a rate per annum equal to the Five-year U.S. Treasury Rate as of the Reset Interest Determination Date for such Reset Period plus the Series A Initial Margin;

 (iii)         during each Reset Period, from, and including, the First Series A Step-Up Date and each Reset Period thereafter to, but excluding, the Second Series A Step-Up Date, at a rate per annum equal to the Five-year U.S. Treasury Rate as of the Reset Interest Determination Date for such Reset Period plus the Series A Initial Margin plus 0.25%; and

 (iv)         during each Reset Period, from, and including, the Second Series A Step-Up Date and each Reset Period thereafter, at a rate per annum equal to the Five-year U.S. Treasury Rate as of the Reset Interest Determination Date for such Reset Period plus the Series A Initial Margin plus 1.000%;

provided that, the interest rate during any Reset Period will not reset below zero.

(b)         Interest on the Series B Junior Subordinated Notes will be payable semi-annually in arrears on April 6 and October 6 of each year, beginning on April 6, 2027. Interest on the Series B Junior Subordinated Notes shall accrue:

 (i)            from, and including, October 6, 2026 to, but excluding, the First Series B Reset Date, at the Series B Initial Interest Rate;

 (ii)          from, and including, the First Series B Reset Date, to, but excluding, the First Series B Step-Up Date, at a rate per annum equal to the Five-year U.S. Treasury Rate as of the Reset Interest Determination Date for such Reset Period plus the Series B Initial Margin;

 (iii)         during each Reset Period, from, and including, the First Series B Step-Up Date and each Reset Period thereafter to, but excluding, the Second Series B Step-Up Date, at a rate per annum equal to the Five-year U.S. Treasury Rate as of the Reset Interest Determination Date for such Reset Period plus the Series B Initial Margin plus 0.25%; and

 (iv)         during each Reset Period, from, and including, the Second Series B Step-Up Date and each Reset Period thereafter, at a rate per annum equal to the Five-year U.S. Treasury Rate as of the Reset Interest Determination Date for such Reset Period plus the Series B Initial Margin plus 1.000%;

provided that, the interest rate during any Reset Period will not reset below zero.

(c)         Interest on the Series C Junior Subordinated Notes will be payable semi-annually in arrears on April 6 and October 6 of each year, beginning on April 6, 2027. Interest on the Series C Junior Subordinated Notes shall accrue:

 (i)            from, and including, October 6, 2026 to, but excluding, the First Series C Reset Date, at the Series C Initial Interest Rate; and

 (ii)          during each Reset Period, from, and including, the First Series C Reset Date and each Reset Period thereafter, at a rate per annum equal to the Five-year U.S. Treasury Rate as of the Reset Interest Determination Date for such Reset Period plus the Series C Initial Margin plus 0.25%;

provided that, the interest rate during any Reset Period will not reset below zero.

Subject to the Issuers’ right to defer interest payments pursuant to Section 2.05, interest on each series of the Notes will be payable to the Holders in whose names the Notes of such series are registered at the close of business on the applicable record date. So long as the Notes of a series remain in book-entry only form, the record date for each Interest Payment Date will be the close of business on the Business Day immediately preceding the applicable Interest Payment Date. If the Notes of a series are not in book-entry only form, the record date for each Interest Payment Date will be the close of business on the fifteenth calendar day (whether or not a Business Day) immediately preceding the applicable Interest Payment Date.

(d)         The applicable interest rate for each Reset Period will be determined by the Calculation Agent, as of the applicable Reset Interest Determination Date. Unless the Issuers have validly called all of the Outstanding Notes of the applicable series for redemption on a Redemption Date occurring on or prior to the Reset Date for such series, the Issuers will appoint a Calculation Agent for the applicable series of Notes prior to the Reset Interest Determination Date immediately preceding such Reset Date; provided that, if the Issuers have called all of the Outstanding Notes of a particular series for redemption on a Redemption Date occurring on or prior to a Reset Date, but the Issuers do not redeem all of the Outstanding Notes of such series on such Redemption Date, the Issuers will appoint a Calculation Agent for the Notes of such series as promptly as practicable after such proposed Redemption Date. The Issuers may terminate any such appointment and may appoint a successor Calculation Agent at any time and from time to time (so long as there will always be a Calculation Agent in respect of each series of Notes when so required). Promptly upon such determination, the Calculation Agent will notify the Issuers of the interest rate for the Reset Period, and the Issuers will promptly notify, or cause the Calculation Agent to promptly notify, the Trustee and each Paying Agent of such interest rate. The Calculation Agent’s determination of any interest rate, and its calculation of the amount of interest for any Reset Period, will be final and binding in the absence of manifest error. The Calculation Agent’s determination of any interest rate, and its calculation of the amount of interest for any Reset Period beginning on or after a Reset Date for the Notes of any series will be on file at the Issuers’ principal offices and will be made available to any Holder or beneficial owner of the Notes of such series upon request.

(e)         Interest on each series of the Notes will accrue from and including October 6, 2026 to, but excluding, the first Interest Payment Date and then from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment Date, Redemption Date or maturity date, as the case may be. Interest on each series of the Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. If any Interest Payment Date or other payment date, Redemption Date or maturity date for any series of the Notes is not a Business Day, then payment of principal, premium, if any, and interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest on such payment shall accrue on that payment for the period from and after that Interest Payment Date or other payment date, Redemption Date or maturity date, as the case may be, to the date of that payment on the next succeeding Business Day.

(f)         All references in the Indenture to the payment of accrued and unpaid interest thereon to, but excluding, a certain date shall be subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date, except that, if the Redemption Date for any Notes of any series falls on any day during an Optional Deferral Period, accrued and unpaid interest on the Notes to be redeemed will be paid on such Redemption Date to the Holders entitled to receive the Redemption Price of such Notes.

Section 2.05        Option to Defer Interest Payments.

(a)         So long as no Event of Default with respect to a series of Notes has occurred and is continuing, the Issuers shall have the right, at any time and from time to time, to defer the payment of interest on the Notes of such series for one or more consecutive interest periods that do not exceed ten (10) consecutive years (each period, commencing on the date that the first such interest payment would otherwise have been made on such series of Notes, an “Optional Deferral Period”), provided that no Optional Deferral Period shall extend beyond the maturity date, any earlier accelerated maturity date arising from an Event of Default or any other earlier redemption of such series of the Notes, and that no Optional Deferral Period shall end on a date other than an Interest Payment Date. The Issuers shall not pay any current interest during an Optional Deferral Period. If the Issuers have paid all Deferred Interest and any Additional Interest on a series of Notes, the Issuers shall have the right to elect to begin a new Optional Deferral Period with respect to such series of Notes pursuant to this Section 2.05. The Issuers may also elect, at their option, to shorten or extend the length of any Optional Deferral Period.

(b)        At the end of any Optional Deferral Period, the Issuers shall pay all Deferred Interest and Additional Interest on the Notes to the Holders in whose names the Notes are registered in the Security Register at the close of business on the regular record date with respect to the Interest Payment Date at the end of such Optional Deferral Period. For the avoidance of doubt, the Interest Payment Date falling immediately after the last day of an Optional Deferral Period will not be deemed to fall on a day during such Optional Deferral Period.

(c)         Any Deferred Interest on a series of Notes will accrue Additional Interest at a rate equal to the interest rate then applicable to such series of Notes, to the extent permitted by applicable law.

(d)         The Issuers will give written notice of their election to commence or continue any Optional Deferral Period to the Trustee at least five Business Days before the first Interest Payment Date of such Optional Deferral Period, and the Trustee shall forward such written notice to the Holders of the Notes at each Holder’s address appearing in the Security Register electronically, by mail or otherwise in accordance with the procedures of the Depositary. The Issuers’ failure to pay interest on any Interest Payment Date with respect to a series of Notes will constitute the commencement of an Optional Deferral Period with respect to such series of Notes unless the Issuers pay such interest within five Business Days after the relevant Interest Payment Date, whether or not the Issuers provide a written notice of their election to commence any Optional Deferral Period.

(e)         The provisions of Section 307(a) of the Base Indenture related to Defaulted Interest shall not apply to Notes of any series during an Optional Deferral Period.

Section 2.06        Certain Limitations During an Optional Deferral Period.

So long as any Notes remain Outstanding, during an Optional Deferral Period, each Issuer and each Guarantor will not do any of the following:

(a)         declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, the capital stock of an Issuer;

(b)        make any payment of principal, interest or premium, if any, on, or repay, purchase or redeem, any debt securities of an Issuer or a Guarantor that rank equally with, or junior to, the Notes or the Guarantees in right of payment (including debt securities of other series, such as the other series of the Notes issued under the Indenture); or

(c)         make any payments with respect to any guarantee by an Issuer or any Guarantor of any Indebtedness if such guarantee ranks equally with, or junior to, the Notes or the Guarantees in right of payment.

The foregoing restrictions, however, will not apply to each of the following:

 (i)           purchases, redemptions or other acquisitions of the capital stock of an Issuer or a Guarantor in connection with: (1) any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors, consultants, agents or independent contractors of an Issuer, a Guarantor or any of their subsidiaries or affiliates, (2) the satisfaction of an Issuer’s or a Guarantor’s obligations pursuant to any contract or security entered into prior to the beginning of such Optional Deferral Period either (x) in the ordinary course of business or (y) other than in anticipation of the commencement of the Optional Deferral Period, or (3) a dividend reinvestment or shareholder purchase plan;

 (ii)          any payment, dividend, distribution, purchase, repurchase, redemption, other acquisition, exchange, conversion or declaration of a dividend or distribution as a result of any reclassification of an Issuer’s or a Guarantor’s capital stock;

 (iii)         any exchange, redemption or conversion of any class or series of an Issuer’s or a Guarantor’s capital stock, or the capital stock of an Issuer’s Subsidiary or a Guarantor’s Subsidiary, for any other class or series of an Issuer’s or a Guarantor’s capital stock, or of any class or series of Indebtedness of an Issuer or a Guarantor for any class or series of an Issuer’s or a Guarantor’s capital stock;

 (iv)         any purchase, redemption or other acquisition of fractional interests in shares of an Issuer’s or a Guarantor’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the securities being converted or exchanged, or in connection with the settlement of stock purchase contracts outstanding on the date that the payment of interest is deferred or with any split, reclassification or similar transaction;

 (v)          any declaration of a dividend or distribution in connection with any shareholder rights plan, or the issuance of rights, stock or other property under any shareholder rights plan, or the redemption, exchange or purchase of rights pursuant thereto;

 (vi)         any payment, dividend or distribution made in an Issuer’s or a Guarantor’s capital stock (or rights to acquire an Issuer’s or a Guarantor’s capital stock), or repurchases, redemptions or acquisitions of capital stock in connection with the issuance or exchange of capital stock (or of securities convertible into or exchangeable for shares of an Issuer’s or a Guarantor’s capital stock) and distributions in connection with the settlement of stock purchase contracts outstanding on the date that the payment of interest is deferred;

 (vii)        any payments on the Notes, and any trust preferred securities, subordinated debentures, junior subordinated debentures or junior subordinated notes or other debt securities, or any guarantees of any of the foregoing, in each case that rank equal in right of payment to the Notes and the Guarantees, made pro rata to the amounts due on such Indebtedness, so long as the amount of payments made on account of such securities or guarantees is paid on all such securities and guarantees then outstanding on a pro rata basis in proportion to the full payment to which each series of such securities and guarantees is then entitled if paid in full;

 (viii)       any payment on, or repayment, redemption or repurchase of, parity securities that, if not made, would cause an Issuer or any Guarantor to breach the terms of the instrument governing such parity securities; or

 (ix)          any regularly scheduled dividend or distribution payments declared prior to the date that the applicable Optional Deferral Period commences.

Section 2.07        Other Terms and Conditions.

(a)         The Notes are not subject to a sinking fund.

(b)         The Defeasance and Covenant Defeasance provisions of Article XIV (Defeasance and Covenant Defeasance) of the Base Indenture will apply to each series of the Notes.

(c)         The provisions of Article IV (Satisfaction and Discharge) of the Base Indenture will apply to each series of the Notes.

(d)         Each series of the Notes will be guaranteed by each of the Guarantors on an unsecured, subordinated and junior basis pursuant to and on the terms set forth in Article XV of the Base Indenture. Each Guarantor hereby agrees that the Guarantee of such Guarantor set forth in the Base Indenture will remain in full force and effect notwithstanding any failure to endorse on each Note a notation of its Guarantee.

(e)         The Notes and the Guarantees will be subordinate and junior in right of payment to all Senior Indebtedness of the Issuers and the Guarantors, respectively, to the extent and in the manner provided in Article XVII (Subordination of Securities and Guarantees) of the Base Indenture.

(f)          Each series of the Notes will be subject to the Events of Default set forth in Article Four in lieu of the Events of Default set forth in Section 501 of the Base Indenture, which shall not apply to the Notes.

(g)         The Trustee will initially be the Security Registrar and Paying Agent for the Notes.

(h)         The Notes will be subject to the covenants provided in Article X (Covenants) of the Base Indenture.

(i)           Each Holder and beneficial owner of the Notes, by accepting the Notes or a beneficial interest therein, will be deemed to have agreed that such Holder or beneficial owner intends that the Notes constitute debt and will treat the Notes as debt for United States federal, state and local tax purposes.

Article Three

Redemption

Section 3.01        Optional Redemption of the Notes.

(a)         Subject to Section 5.03, the provisions of Article XI (Redemption of Securities) of the Base Indenture, as supplemented by the provisions of this Second Supplemental Indenture, shall apply to each series of the Notes.

(b)         Each series of Notes will be redeemable at the Issuers’ option, in whole but not in part, at any time and from time to time on any day other than a Par Call Date, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)                 (a) the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Notes of the applicable series to be redeemed discounted to the Redemption Date (assuming the Notes of the applicable series matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus the applicable Make-Whole Spread for such series of Notes, less (b) unpaid interest accrued to, but excluding, the Redemption Date, and

(2)                 100% of the principal amount of the Notes of the applicable series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(c)         The Issuers may redeem the Series A Junior Subordinated Notes, in whole or in part, on one or more occasions, at a Redemption Price equal to 100% of the principal amount of the Series A Junior Subordinated Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date:

 (i)            on any date during the period commencing on October 8, 2031 (the “First Series A Par Call Date”), and ending on, and including, the First Series A Reset Date; and

 (ii)           thereafter, on any Interest Payment Date for the Series A Junior Subordinated Notes (each such date together with the First Series A Par Call Date, a “Series A Par Call Date”).

(d)         The Issuers may redeem the Series B Junior Subordinated Notes, in whole or in part, on one or more occasions, at a Redemption Price equal to 100% of the principal amount of the Series B Junior Subordinated Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date:

 (i)            on any date during the period commencing on July 8, 2033 (the “First Series B Par Call Date”), and ending on, and including, the First Series B Reset Date; and

 (ii)           thereafter, on any Interest Payment Date for the Series B Junior Subordinated Notes (each such date together with the First Series B Par Call Date, a “Series B Par Call Date”).

(e)         The Issuers may redeem the Series C Junior Subordinated Notes, in whole or in part, on one or more occasions, at a Redemption Price equal to 100% of the principal amount of the Series C Junior Subordinated Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the Redemption Date:

 (i)            on any date during the period commencing on July 8, 2036 (the “First Series C Par Call Date”), and ending on, and including, the First Series C Reset Date; and

 (ii)           thereafter, on any Interest Payment Date for the Series C Junior Subordinated Notes (each such date together with the First Series C Par Call Date, a “Series C Par Call Date”, and together with the Series A Par Call Date and the Series B Par Call Date, a “Par Call Date”).

(f)          On and after any Redemption Date for a series of Notes, interest will cease to accrue on such Notes or any portion thereof called for redemption, unless the Issuers default in the payment of the Redemption Price and accrued interest, if any. On or before the relevant Redemption Date for a series of Notes, the Issuers shall deposit with the Trustee or a Paying Agent funds sufficient to pay the Redemption Price of such Notes to be redeemed on such Redemption Date, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest, if any. If less than all of the Notes of a series are to be redeemed, the Notes of such series to be redeemed shall be selected in accordance with the procedures of the Depositary; provided, however, that in no event shall Notes of a principal amount of $2,000 or less be redeemed in part.

(g)         Notice of any redemption shall be electronically delivered, mailed or otherwise given in accordance with the procedures of the Depositary at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes of the applicable series to be redeemed. Such notice shall state the Redemption Price (if known) or the formula pursuant to which the Redemption Price is to be determined if the Redemption Price cannot be determined at the time the notice is given. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as described above in clause (1) or (2) of Section 3.01(b), as applicable, shall be set forth in an Officer’s Certificate delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Base Indenture, the Notes of the applicable series called for redemption shall become due and payable on the relevant Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest, if any, to but excluding, the Redemption Date.

(h)         Notice of any redemption of the Notes of any series in connection with a corporate transaction that is pending (including an equity offering or an incurrence of indebtedness), may, at the Issuers’ discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of the transaction. If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived by the Redemption Date. The Issuers will notify Holders of any such rescission as soon as practicable after the Issuers determine that they will not be able to satisfy or otherwise waive such condition precedent. Once notice of redemption is mailed or sent, subject to the satisfaction of any conditions precedent provided in the notice of redemption, the Notes called for redemption will become due and payable on the Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

(i)          The Issuers’ actions and determinations in determining any Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility for any calculation or determination in respect of any Redemption Price of any Note, or any component thereof, and shall be entitled to receive, and fully protected in relying upon, an Officer’s Certificate from each of the Issuers that states such Redemption Price.

(j)          If the Redemption Date for any Notes of any series falls on a day that is not a Business Day, the Redemption Price for such Notes will be paid on the next succeeding Business Day.

Section 3.02        Special Mandatory Redemption of the Notes.

(a)         If a Special Mandatory Redemption Event occurs, then the Issuers will redeem all of the Outstanding Notes of each series on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price.

(b)        The Issuers will cause a notice of Special Mandatory Redemption Event to be electronically delivered or mailed to the Trustee and electronically delivered, mailed or otherwise given in accordance with the procedures of the Depositary to each Holder of record of the Notes to be redeemed, with a copy to the Trustee, no later than the fifth Business Day following the occurrence of a Special Mandatory Redemption Event, which shall provide for the redemption of the Notes subject to mandatory redemption upon the occurrence of a Special Mandatory Redemption Event on the Special Mandatory Redemption Date. At the Issuers’ request, and expense, the Trustee shall deliver a notice of Special Mandatory Redemption to the Holders of the Notes; provided such request is accompanied by the notice of Special Mandatory Redemption to be given.

(c)         Upon the deposit of funds sufficient to pay the Special Mandatory Redemption Price of all Notes to be redeemed on the Special Mandatory Redemption Date with the Trustee or the Paying Agent by no later than 10:00 a.m., New York City time, on such Special Mandatory Redemption Date, then, on and after such Special Mandatory Redemption Date, the Notes will cease to bear interest and all rights under such Notes shall terminate.

(d)         The notice of a Special Mandatory Redemption Event shall state:

 (i)            the Special Mandatory Redemption Date;

 (ii)           the Special Mandatory Redemption Price;

 (iii)          that on the Special Mandatory Redemption Date, the Special Mandatory Redemption Price shall become due and payable; and

 (iv)         that the Notes shall cease to bear interest on and after the Special Mandatory Redemption Date.

(e)         The Trustee shall have no responsibility for any calculation or determination in respect of the Special Mandatory Redemption Event or the Special Mandatory Redemption Price, or any component thereof, and shall be entitled to receive, and fully protected in relying upon, an Officer’s Certificate from the Issuers that states the occurrence of such Special Mandatory Redemption Event and such Special Mandatory Redemption Price.

Section 3.03        Right to Redeem upon a Tax Event. The Issuers may redeem each series of Notes, in whole but not in part, at a Redemption Price equal to 100% of the principal amount of the applicable series, plus accrued and unpaid interest to, but excluding, the Redemption Date, at any time following the occurrence of a Tax Event with respect to such series of Notes. The Issuers shall deliver to the Trustee an Officer’s Certificate stating that the Issuers are entitled to effect such redemption and setting forth in reasonable detail the facts constituting the basis therefor, together with the opinion referred to in the definition of “Tax Event,” and the Trustee shall be entitled to rely conclusively upon such Officer’s Certificate and opinion. The procedures for redemptions set forth in Section 3.01 will apply to any redemption pursuant to this Section 3.03.

Section 3.04        Right to Redeem upon a Rating Agency Event. The Issuers may redeem each series of Notes, in whole but not in part, at a Redemption Price equal to 102% of the principal amount of the applicable series, plus accrued and unpaid interest to, but excluding, the Redemption Date, within 120 days following the occurrence of a Rating Agency Event with respect to such series of Notes. The Issuers shall deliver to the Trustee an Officer’s Certificate stating that the Issuers are entitled to effect such redemption and setting forth in reasonable detail the facts constituting the basis therefor, and the Trustee shall be entitled to rely conclusively upon such Officer’s Certificate. The procedures for redemptions set forth in Section 3.01 will apply to any redemption pursuant to this Section 3.04.

Article Four

Events of Default

Section 4.01        Events of Default.

(a)         Solely with respect to the Notes of any series and not to any other series of Securities issued under the Base Indenture, an “Event of Default” with respect to any series of the Notes means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), in lieu of the Events of Default set forth in Section 501 of the Base Indenture, which shall not apply to any series of the Notes:

 (i)           default in the payment of all or any part of the principal of, or premium, if any, on, the Notes of any series when the same becomes due and payable at Maturity, upon acceleration, redemption or otherwise;

 (ii)          default in the payment of interest, Deferred Interest or Additional Interest, if any, on the Notes of any series when the same becomes due and payable, after taking into account any Optional Deferral Period, and such default continues for a period of 30 days; provided, that a failure to pay interest during a valid Optional Deferral Period for the Notes of such series (to the extent and for so long as interest is permitted to be deferred pursuant to Section 2.05) shall not be deemed to be a default in the payment of interest and shall not otherwise constitute an Event of Default with respect to the Notes of such series;

 (iii)          the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of any Issuer or any Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging any Issuer or any Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of any Issuer or any Guarantor under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of any Issuer or any Guarantor or of any substantial part of its respective property, or ordering the winding up or liquidation of its respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days;

 (iv)         the commencement by any Issuer or any Guarantor of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of any Issuer or any Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of any Issuer or any Guarantor or of any substantial part of its property, or the making by it of an assignment of a substantial part of its property for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by any Issuer or any Guarantor in furtherance of any such action; or

 (v)          the Guarantee of any Guarantor with respect to the Notes of any series ceases to be in full force and effect (other than in accordance with the terms of the Indenture and such Guarantee) or is declared to be null and void and unenforceable or is found to be invalid, or any Guarantor denies in writing its liability under its Guarantee (other than by reason of release of such Guarantor in accordance with the terms of the Indenture);

provided, however, that no event described in Clause (iii) and Clause (iv) above shall constitute an Event of Default hereunder until a Responsible Officer has received written notice thereof as contemplated in Section 602 of the Base Indenture.

Notwithstanding Section 602 of the Base Indenture, if a default or an Event of Default occurs hereunder with respect to the Notes of any series, the Trustee shall give the Holders of the Notes of such series notice of such default within 90 days after a Responsible Officer has received written notice at the Corporate Trust Office of such default or Event of Default. Except in the cases of a default or an Event of Default in payment on the Notes of any series, the Trustee will be protected in withholding the notice if the Responsible Officers determine that withholding of the notice is in the interest of the Holders of the Notes of such series.

Section 4.02        Acceleration of Maturity; Rescission.

(a)         Solely with respect to the Notes of any series and not to any other series of Securities issued under the Base Indenture, the first paragraph of Section 502 (Acceleration of Maturity; Rescission and Annulment) of Article V (Remedies) of the Base Indenture shall be replaced with the following:

 (i)           If an Event of Default (other than an Event of Default specified in Section 4.01(a)(iii) or Section 4.01(a)(iv)) with respect to any of the Issuers or any of the Guarantors) with respect to the Notes of any series at the time Outstanding occurs and is continuing, then the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Notes of such series may declare by written notice to the Issuers (and to the Trustee if given by Holders) the entire principal amount of, and all accrued and unpaid interest on, all the Notes of such series to be due and payable immediately, and upon any such declaration, such principal amount of, and all accrued and unpaid interest on all the Notes of such series shall become immediately due and payable.

 (ii)          If an Event of Default under Section 4.01(a)(iii) or Section 4.01(a)(iv) occurs and is continuing with respect to any Issuer or any Guarantor, then the entire principal amount of, and all accrued and unpaid interest on, all Outstanding Notes of any series will automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

(b)        Holders of a majority in aggregate principal amount of the Notes of any series by written notice to the Trustee may on behalf of all of the Holders of the Notes of such series rescind an acceleration and its consequences with respect to such series of Notes if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

Section 4.03        Application of Article V (Remedies) of Base Indenture.

(a)         Other than as specified in Section 4.01 and Section 4.02, the provisions of Article V (Remedies) of the Base Indenture shall otherwise apply to the Notes of any series, mutatis mutandis.

Section 4.04        Application of Other Provisions of Base Indenture.

(a)         For purposes of the Notes, each reference in the Base Indenture (including in the definition of “Notice of Default” and in Sections 602, 607 and 1403 thereof) to a clause of Section 501 of the Base Indenture shall be read as a reference to the corresponding clause of Section 4.01(a) and any references to Section 501(3) and 501(4) of the Base Indenture shall be disregarded.

Article Five

Miscellaneous

Section 5.01        Application of Second Supplemental Indenture. The Base Indenture, as supplemented by this Second Supplemental Indenture, is in all respects ratified and confirmed. This Second Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 5.02        Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with the duties imposed by the Trust Indenture Act, the imposed duties shall control.

Section 5.03        Conflict with Base Indenture. To the extent not expressly amended or modified by this Second Supplemental Indenture, the Base Indenture shall remain in full force and effect. If any provision of this Second Supplemental Indenture relating to the Notes is inconsistent with any provision of the Base Indenture, the provision of this Second Supplemental Indenture shall control.

Section 5.04        Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.05        Successors. All agreements of the Issuers in the Base Indenture, this Second Supplemental Indenture and the Notes shall bind their successors. All agreements of the Trustee in the Base Indenture and this Second Supplemental Indenture shall bind its successors.

Section 5.06        Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 5.07        Trustee Disclaimer. The Trustee makes no representation as to the validity, adequacy or sufficiency of this Second Supplemental Indenture and the Notes other than as to the validity of the execution and delivery of the Second Supplemental Indenture by the Trustee and the authentication of the Notes by the Trustee. The recitals and statements herein and in the Notes are deemed to be those of the Issuers and not the Trustee and the Trustee assumes no responsibility for the same and the Trustee does not make any representation with respect to such matters. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Issuers of Notes or the proceeds thereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties to this Second Supplemental Indenture have caused it to be duly executed as of the day and year first above written.

SYSCO CORPORATION

By:	/s/ Meena Dafesh
	Name:	Meena Dafesh
	Title:	Vice President, Global Treasurer

SYSCO HOLDINGS CORPORATION

By:	/s/ Meena Dafesh
	Name:	Meena Dafesh
	Title:	Treasurer

[Signature Page to Second Supplemental Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the day and year first above written.

GUARANTORS:

SYSCO ALBANY, LLC
SYSCO ASIAN FOODS, INC.
SYSCO BALTIMORE, LLC
SYSCO BARABOO, LLC
SYSCO BOSTON, LLC
SYSCO CENTRAL PENNSYLVANIA, LLC
SYSCO CINCINNATI, LLC
SYSCO COLUMBIA, LLC
SYSCO CONNECTICUT, LLC
SYSCO DETROIT, LLC
SYSCO EASTERN WISCONSIN, LLC
SYSCO GRAND RAPIDS, LLC
SYSCO INDIANAPOLIS, LLC
SYSCO JACKSON, LLC
SYSCO LONG ISLAND, LLC
SYSCO METRO NEW YORK, LLC
SYSCO PHILADELPHIA, LLC
SYSCO PITTSBURGH, LLC
SYSCO ST. LOUIS, LLC
SYSCO SYRACUSE, LLC
SYSCO USA III, LLC
SYSCO VIRGINIA, LLC
SYSCO ATLANTA, LLC
SYSCO CENTRAL ALABAMA, LLC
SYSCO CHARLOTTE, LLC
SYSCO EASTERN MARYLAND, LLC
SYSCO GULF COAST, LLC
SYSCO KNOXVILLE, LLC
SYSCO MEMPHIS, LLC
SYSCO NASHVILLE, LLC
SYSCO RALEIGH, LLC
SYSCO SOUTHEAST FLORIDA, LLC
SYSCO USA II, LLC
SYSCO CENTRAL CALIFORNIA, INC.
SYSCO HAWAII, INC.
SYSCO KANSAS CITY, INC.
SYSCO LINCOLN, INC.
SYSCO LOS ANGELES, INC.
SYSCO MONTANA, INC.
SYSCO PORTLAND, INC.
SYSCO RIVERSIDE, INC.
SYSCO SACRAMENTO, INC.

[Signature Page to Second Supplemental Indenture]

SYSCO SAN DIEGO, INC.
SYSCO SAN FRANCISCO, INC.
SYSCO SEATTLE, INC.
SYSCO SPOKANE, INC.
SYSCO USA I, INC.
SYSCO VENTURA, INC.
SYSCO CENTRAL ILLINOIS, INC.
SYSCO CHICAGO, INC.
SYSCO CLEVELAND, INC.
SYSCO IOWA, INC.
SYSCO LOUISVILLE, INC.
SYSCO MINNESOTA, INC.
SYSCO NORTH DAKOTA, INC.
SYSCO NORTHERN NEW ENGLAND, INC.
SYSCO WESTERN MINNESOTA, INC.
SYSCO CENTRAL FLORIDA, INC.
SYSCO HAMPTON ROADS, INC.
SYSCO JACKSONVILLE, INC.
SYSCO SOUTH FLORIDA, INC.
SYSCO WEST COAST FLORIDA, INC.

By:	/s/ Andrew Wurdack
Name:	Andrew Wurdack
Title:	Secretary

[Signature Page to Second Supplemental Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the day and year first above written.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Michael K. Herberger
	Name:	Michael K. Herberger
	Title:	Vice President

[Signature Page to Second Supplemental Indenture]

Schedule I

INITIAL GUARANTORS

Exact Name of Guarantor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization
Sysco Albany, LLC	Delaware
Sysco Asian Foods, Inc.	Delaware
Sysco Atlanta, LLC	Delaware
Sysco Baltimore, LLC	Delaware
Sysco Baraboo, LLC	Delaware
Sysco Boston, LLC	Delaware
Sysco Central Alabama, LLC	Delaware
Sysco Central California, Inc.	California
Sysco Central Florida, Inc.	Delaware
Sysco Central Illinois, Inc.	Delaware
Sysco Central Pennsylvania, LLC	Delaware
Sysco Charlotte, LLC	Delaware
Sysco Chicago, Inc.	Delaware
Sysco Cincinnati, LLC	Delaware
Sysco Cleveland, Inc.	Delaware
Sysco Columbia, LLC	Delaware
Sysco Connecticut, LLC	Delaware
Sysco Detroit, LLC	Delaware
Sysco Eastern Maryland, LLC	Delaware
Sysco Eastern Wisconsin, LLC	Delaware
Sysco Grand Rapids, LLC	Delaware
Sysco Gulf Coast, LLC	Delaware
Sysco Hampton Roads, Inc.	Delaware
Sysco Hawaii, Inc.	Delaware
Sysco Indianapolis, LLC	Delaware
Sysco Iowa, Inc.	Delaware
Sysco Jackson, LLC	Delaware
Sysco Jacksonville, Inc.	Delaware
Sysco Kansas City, Inc.	Missouri
Sysco Knoxville, LLC	Delaware

Exact Name of Guarantor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization
Sysco Lincoln, Inc.	Nebraska
Sysco Long Island, LLC	Delaware
Sysco Los Angeles, Inc.	Delaware
Sysco Louisville, Inc.	Delaware
Sysco Memphis, LLC	Delaware
Sysco Metro New York, LLC	Delaware
Sysco Minnesota, Inc.	Delaware
Sysco Montana, Inc.	Delaware
Sysco Nashville, LLC	Delaware
Sysco North Dakota, Inc.	Delaware
Sysco Northern New England, Inc.	Maine
Sysco Philadelphia, LLC	Delaware
Sysco Pittsburgh, LLC	Delaware
Sysco Portland, Inc.	Delaware
Sysco Raleigh, LLC	Delaware
Sysco Riverside, Inc.	Delaware
Sysco Sacramento, Inc.	Delaware
Sysco San Diego, Inc.	Delaware
Sysco San Francisco, Inc.	California
Sysco Seattle, Inc.	Delaware
Sysco South Florida, Inc.	Delaware
Sysco Southeast Florida, LLC	Delaware
Sysco Spokane, Inc.	Delaware
Sysco St. Louis, LLC	Delaware
Sysco Syracuse, LLC	Delaware
Sysco USA I, Inc.	Delaware
Sysco USA II, LLC	Delaware
Sysco USA III, LLC	Delaware
Sysco Ventura, Inc.	Delaware
Sysco Virginia, LLC	Delaware
Sysco West Coast Florida, Inc.	Delaware
Sysco Western Minnesota, Inc.	Delaware

Appendix A

PROVISIONS RELATING TO INITIAL NOTES AND
ADDITIONAL NOTES OF EACH SERIES

Section 1.1             Definitions.

(a)           Capitalized Terms.

Capitalized terms used but not defined in this Appendix A have the meanings given to them in the Base Indenture. The following capitalized terms have the following meanings:

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Global Note, Euroclear or Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Clearstream” means Clearstream Banking, société anonyme, or any successor securities clearing agency.

“Custodian” means U.S. Bank Trust Company, National Association, as custodian with respect to the Notes in global form, or any successor entity thereto.

“Definitive Note” means a certificated Initial Note or Additional Note issued pursuant to the Base Indenture that does not include the Global Notes Legend.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of Euroclear System or any successor securities clearing agency.

(b)           Other Definitions.

Term:	Defined in Section:
“Agent Members”	2.1(b)
“Global Note”	2.1(a)
“Global Notes Legend”	2.2(d)

Section 1.2             General.

The provisions of this Appendix A shall apply to each series of Notes.

Section 2.1             Form and Dating.

(a)           The Initial Notes issued on the date hereof shall be offered and sold by the Issuers to the underwriters thereof pursuant to the registration statement of the Issuers on Form S-3 (333-298926) and shall be issued in the form of one or more permanent global securities in fully registered form, numbered R-1 upward (each, a “Global Note”).

(b)           Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Note deposited with or on behalf of the Depositary.

The Issuers shall execute and the Trustee shall, in accordance with this Section 2.1(b) and Section 303 of the Base Indenture and pursuant to an Issuer Order signed by one officer of each Issuer, authenticate and deliver one or more Global Notes that (i) shall be registered in the name of the Depositary for such Global Note or Global Notes or the nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as Custodian.

Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as Custodian or under such Global Note, and the Depositary may be treated by the Issuers, the Trustee and any agent of the Issuers or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Trustee or any agent of the Issuers or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a Holder of a beneficial interest in any Global Note.

(c)           Definitive Notes. Except as provided in Section 2.2 or Section 2.3 of this Appendix A, owners of beneficial interests in Global Notes shall not be entitled to receive physical delivery of Definitive Notes.

Section 2.2             Transfer and Exchange.

(a)           Transfer and Exchange of Definitive Notes for Definitive Notes. When Definitive Notes are presented to the Security Registrar with a written request:

(i)            to register the transfer of such Definitive Notes; or

(ii)           to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations,

the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

(b)           Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Security Registrar, together with:

(i)            a certification from the transferor in the form of the Assignment Form provided on the reverse side of the Form of Note attached as an exhibit to the Second Supplemental Indenture for exchange or registration of transfers; and

(ii)           written instructions directing the Trustee to make, or to direct the Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, the Trustee shall cancel such Definitive Note and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled. If the applicable Global Note is not then outstanding, the Issuers shall issue and the Trustee shall authenticate, upon an Issuer Order, a new applicable Global Note in the appropriate principal amount.

(c)           Transfer and Exchange of Global Notes.

(i)            The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with the Indenture and the Applicable Procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note shall deliver to the Security Registrar a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Note, or another Global Note, and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.

(ii)            If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred.

(iii)           Notwithstanding any other provisions of this Appendix A (other than the provisions set forth in Section 2.3 of this Appendix A), a Global Note may not be transferred except as a whole and not in part if the transfer is by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(d)           Legends.

                Each Global Note shall bear the following legend (“Global Notes Legend”):

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUERS (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

(e)           Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, such Global Note shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Custodian, to reflect such reduction.

(f)            Obligations with Respect to Transfers and Exchanges of Notes.

(i)         To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Security Registrar’s request.

(ii)        No service charge shall be made for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchanges pursuant to Sections 304, 305, 306, 906, 1107 and 1305 of the Base Indenture).

(iii)       Prior to the due presentation for registration of transfer of any Note, the Issuers, the Trustee, the Paying Agent or the Security Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal, premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Issuers, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

(iv)       All Notes issued upon any transfer or exchange pursuant to the terms of the Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(g)           No Obligation of the Trustee.

(i)         The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may conclusively rely and shall be fully protected in conclusively relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

(ii)        The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(iii)       Neither the Trustee nor any agent shall have any responsibility or liability for any actions taken or not taken by the Depositary.

Section 2.3             Definitive Notes.

(a)           A Global Note deposited with the Depositary or with the Trustee as Custodian pursuant to Section 2.1 of this Appendix A may be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.2 of this Appendix A and (i) the Depositary notifies the Issuers that it is unwilling or unable to continue as a Depositary for such Global Note or if at any time the Depositary ceases to be a “clearing agency” registered under the Exchange Act and, in each case, a successor Depositary is not appointed by the Issuers within 90 days of such notice or after the Issuers become aware of such cessation, (ii) the Issuers notify the Trustee in writing that the Issuers have elected to cause the issuance of Definitive Notes in lieu of Global Notes or (iii) an Event of Default has occurred and is continuing and the Security Registrar has received a request from the Depositary. In addition, any Affiliate of the Issuers or any Guarantor that is a beneficial owner of all or part of a Global Note may have such Affiliate’s beneficial interest transferred to such Affiliate in the form of a Definitive Note by providing a written request to the Issuers and the Trustee and such Opinions of Counsel, certificates or other information as may be required by the Indenture or the Issuers or Trustee.

(b)           Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.3 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.3 shall be executed, authenticated and delivered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof and registered in such names as the Depositary shall direct.

(c)           The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(d)           In the event of the occurrence of any of the events specified in Section 2.3(a) of this Appendix A, the Issuers shall promptly make available to the Trustee a reasonable supply of Definitive Notes in fully registered form without interest coupons.

Exhibit A

FORM OF SERIES A JUNIOR SUBORDINATED NOTE

[GLOBAL NOTES ONLY

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL NOTE FOR WHICH DTC IS TO BE THE DEPOSITARY:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUERS (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SYSCO CORPORATION and SYSCO HOLDINGS CORPORATION

7.100% Series A Junior Subordinated Notes due 2056

No. [●]	CUSIP No.: 87183XAH6
ISIN No.: US87183XAH61
$1,500,000,000

SYSCO CORPORATION, a Delaware corporation, and SYSCO HOLDINGS CORPORATION, a Delaware corporation (together, the “Issuers”), for value received promise to pay to [Cede & Co.] or registered assigns the principal sum of $1,500,000,000 on October 6, 2056 (the “Stated Maturity”).

Interest Payment Dates: January 6 and July 6 (each, an “Interest Payment Date”), commencing on January 6, 2027, and upon the Stated Maturity.

Interest Record Dates: if the Notes (as defined below) are in global form, the Business Day immediately preceding each Interest Payment Date and if the Notes are in certificated form, the fifteenth calendar day (whether or not a Business Day) immediately preceding the applicable Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

2

IN WITNESS WHEREOF, the Issuers have caused this Note to be duly executed.

SYSCO CORPORATION

By:
Name:
Title:

SYSCO HOLDINGS CORPORATION

By:
Name:
Title:

[Signature Page to Note]

This is one of the Notes designated herein and referred to in the within-mentioned Indenture.

Dated: October 6, 2026

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Signature Page to Note]

(REVERSE OF NOTE)

SYSCO CORPORATION and SYSCO HOLDINGS CORPORATION
7.100% Series A Junior Subordinated Notes due 2056

1.        Interest and Subordination.

   Sysco Corporation and Sysco Holdings Corporation (together, the “Issuers”) promise to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from October 6, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuers will pay interest semi-annually in arrears on each Interest Payment Date, beginning on January 6, 2027, and on the Stated Maturity. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

   The Issuers shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment. So long as no event of default with respect to the Notes has occurred and is continuing, at the Issuers’ option, the Issuers may, on one or more occasions, defer payment of all or part of the current and accrued interest otherwise due on the Notes for a period of up to 10 consecutive years.

   This Note is a junior subordinated obligation of the Issuers, junior and subordinated in right of payment to all Senior Indebtedness of the Issuers, and each Guarantor’s guarantee of this Note is a junior subordinated obligation of each such Guarantor, in each case, to the extent and in the manner set forth in the Indenture.

2.        Paying Agent.

   Initially, U.S. Bank Trust Company, National Association (the “Trustee”) will act as Paying Agent. The Issuers may change any Paying Agent without notice to the Holders.

3.        Indenture; Defined Terms.

   This Note is one of the 7.100% Series A Junior Subordinated Notes due 2056 (the “Notes”) issued under the Indenture, dated as of October 6, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the Second Supplemental Indenture, dated as of October 6, 2026, the “Indenture”), among the Issuers, the guarantors party thereto and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture.

3

   For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.        Denominations; Transfer; Exchange.

   The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuers may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuers need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the sending of a notice of redemption, nor need the Issuers register the transfer or exchange of any Note selected for redemption in whole or in part.

5.        Amendment; Modification; Waiver.

   Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the Outstanding Notes. Without notice to or the consent of any Holder, the Issuers and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

6.        Optional Redemption; Special Mandatory Redemption; Redemption upon a Tax Event or a Rating Agency Event.

   The Notes are subject to optional redemption, special mandatory redemption, redemption following a Tax Event and redemption following a Rating Agency Event, in each case as further described in the Indenture. There is no sinking fund applicable to the Notes.

7.        Defaults and Remedies.

   If an Event of Default (other than an Event of Default specified in Section 4.01(a)(iii) or Section 4.01(a)(iv) of the Indenture with respect to any of the Issuers or any of the Guarantors) with respect to the Notes at the time Outstanding occurs and is continuing, then the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes may declare by written notice to the Issuers (and to the Trustee if given by Holders) the entire principal amount of, and all accrued and unpaid interest on, all the Notes to be due and payable immediately, and upon any such declaration, such principal amount of, and all accrued and unpaid interest on, all the Notes shall become immediately due and payable. If an Event of Default under Section 4.01(a)(iii) or Section 4.01(a)(iv) of the Indenture occurs and is continuing with respect to any Issuer or any Guarantor, then the entire principal amount of, and all accrued and unpaid interest on, all Notes will automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

4

   The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.        Authentication.

   This Note shall not be valid until the Trustee signs the certificate of authentication on this Note by manual or PDF or other electronically imaged (such as DocuSign or Adobe Sign) signature.

9.        Abbreviations and Defined Terms.

   Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.      CUSIP Numbers.

   Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.      Guarantee.

   As expressly set forth in the Indenture, payment of this Note is jointly and severally and fully and unconditionally guaranteed by the Guarantors that have become and continue to be Guarantors pursuant to the Indenture. Guarantors may be released from their obligations under the Indenture and their Guarantees under the circumstances specified in the Indenture.

12.      Governing Law.

   The laws of the State of New York shall govern the Indenture and this Note.

5

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

   (Print or type assignee’s name, address and zip code)

   (Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuers. The agent may substitute another to act for her.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

6

SCHEDULE OF EXCHANGES OF NOTES

   The following exchanges of a part of this Global Note for certificated Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

7

Exhibit B

FORM OF SERIES B JUNIOR SUBORDINATED NOTE

[GLOBAL NOTES ONLY

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL NOTE FOR WHICH DTC IS TO BE THE DEPOSITARY:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUERS (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SYSCO CORPORATION and SYSCO HOLDINGS CORPORATION

7.250% Series B Junior Subordinated Notes due 2056

No. [●]	CUSIP No.: 87183XAJ2
ISIN No.: US87183XAJ28
$1,000,000,000

SYSCO CORPORATION, a Delaware corporation, and SYSCO HOLDINGS CORPORATION, a Delaware corporation (together, the “Issuers”), for value received promise to pay to [Cede & Co.] or registered assigns the principal sum of $1,000,000,000 on October 6, 2056 (the “Stated Maturity”).

Interest Payment Dates: April 6 and October 6 (each, an “Interest Payment Date”), commencing on April 6, 2027, and upon the Stated Maturity.

Interest Record Dates: if the Notes (as defined below) are in global form, the Business Day immediately preceding each Interest Payment Date and if the Notes are in certificated form, the fifteenth calendar day (whether or not a Business Day) immediately preceding the applicable Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

2

IN WITNESS WHEREOF, the Issuers have caused this Note to be duly executed.

SYSCO CORPORATION

By:
Name:
Title:

SYSCO HOLDINGS CORPORATION

By:
Name:
Title:

[Signature Page to Note]

This is one of the Notes designated herein and referred to in the within-mentioned Indenture.

Dated: October 6, 2026

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Signature Page to Note]

(REVERSE OF NOTE)

SYSCO CORPORATION and SYSCO HOLDINGS CORPORATION
7.250% Series B Junior Subordinated Notes due 2056

1.        Interest and Subordination.

   Sysco Corporation and Sysco Holdings Corporation (together, the “Issuers”) promise to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from October 6, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuers will pay interest semi-annually in arrears on each Interest Payment Date, beginning on April 6, 2027, and on the Stated Maturity. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

   The Issuers shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment. So long as no event of default with respect to the Notes has occurred and is continuing, at the Issuers’ option, the Issuers may, on one or more occasions, defer payment of all or part of the current and accrued interest otherwise due on the Notes for a period of up to 10 consecutive years.

   This Note is a junior subordinated obligation of the Issuers, junior and subordinated in right of payment to all Senior Indebtedness of the Issuers, and each Guarantor’s guarantee of this Note is a junior subordinated obligation of each such Guarantor, in each case, to the extent and in the manner set forth in the Indenture.

2.        Paying Agent.

   Initially, U.S. Bank Trust Company, National Association (the “Trustee”) will act as Paying Agent. The Issuers may change any Paying Agent without notice to the Holders.

3.        Indenture; Defined Terms.

   This Note is one of the 7.250% Series B Junior Subordinated Notes due 2056 (the “Notes”) issued under the Indenture, dated as of October 6, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the Second Supplemental Indenture, dated as of October 6, 2026, the “Indenture”), among the Issuers, the guarantors party thereto and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture.

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   For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.        Denominations; Transfer; Exchange.

   The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuers may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuers need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the sending of a notice of redemption, nor need the Issuers register the transfer or exchange of any Note selected for redemption in whole or in part.

5.        Amendment; Modification; Waiver.

   Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the Outstanding Notes. Without notice to or the consent of any Holder, the Issuers and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

6.        Optional Redemption; Special Mandatory Redemption; Redemption upon a Tax Event or a Rating Agency Event.

   The Notes are subject to optional redemption, special mandatory redemption, redemption following a Tax Event and redemption following a Rating Agency Event, in each case as further described in the Indenture. There is no sinking fund applicable to the Notes.

7.        Defaults and Remedies.

   If an Event of Default (other than an Event of Default specified in Section 4.01(a)(iii) or Section 4.01(a)(iv) of the Indenture with respect to any of the Issuers or any of the Guarantors) with respect to the Notes at the time Outstanding occurs and is continuing, then the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes may declare by written notice to the Issuers (and to the Trustee if given by Holders) the entire principal amount of, and all accrued and unpaid interest on, all the Notes to be due and payable immediately, and upon any such declaration, such principal amount of, and all accrued and unpaid interest on, all the Notes shall become immediately due and payable. If an Event of Default under Section 4.01(a)(iii) or Section 4.01(a)(iv) of the Indenture occurs and is continuing with respect to any Issuer or any Guarantor, then the entire principal amount of, and all accrued and unpaid interest on, all Notes will automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

4

   The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.        Authentication.

   This Note shall not be valid until the Trustee signs the certificate of authentication on this Note by manual or PDF or other electronically imaged (such as DocuSign or Adobe Sign) signature.

9.        Abbreviations and Defined Terms.

   Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.      CUSIP Numbers.

   Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.      Guarantee.

   As expressly set forth in the Indenture, payment of this Note is jointly and severally and fully and unconditionally guaranteed by the Guarantors that have become and continue to be Guarantors pursuant to the Indenture. Guarantors may be released from their obligations under the Indenture and their Guarantees under the circumstances specified in the Indenture.

12.      Governing Law.

   The laws of the State of New York shall govern the Indenture and this Note.

5

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

   (Print or type assignee’s name, address and zip code)

   (Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuers. The agent may substitute another to act for her.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

6

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for certificated Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

7

Exhibit C

FORM OF SERIES C JUNIOR SUBORDINATED NOTE

[GLOBAL NOTES ONLY

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL NOTE FOR WHICH DTC IS TO BE THE DEPOSITARY:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUERS (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SYSCO CORPORATION and SYSCO HOLDINGS CORPORATION

7.350% Series C Junior Subordinated Notes due 2056

No. [●]	CUSIP No.: 87183XAK9
ISIN No.: US87183XAK90
$1,400,000,000

SYSCO CORPORATION, a Delaware corporation, and SYSCO HOLDINGS CORPORATION, a Delaware corporation (together, the “Issuers”), for value received promise to pay to [Cede & Co.] or registered assigns the principal sum of $1,400,000,000 on October 6, 2056 (the “Stated Maturity”).

Interest Payment Dates: April 6 and October 6 (each, an “Interest Payment Date”), commencing on April 6, 2027, and upon the Stated Maturity.

Interest Record Dates: if the Notes (as defined below) are in global form, the Business Day immediately preceding each Interest Payment Date and if the Notes are in certificated form, the fifteenth calendar day (whether or not a Business Day) immediately preceding the applicable Interest Payment Date (each, a “Regular Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

2

IN WITNESS WHEREOF, the Issuers have caused this Note to be duly executed.

SYSCO CORPORATION

By:
Name:
Title:

SYSCO HOLDINGS CORPORATION

By:
Name:
Title:

[Signature Page to Note]

This is one of the Notes designated herein and referred to in the within-mentioned Indenture.

Dated: October 6, 2026

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Signature Page to Note]

(REVERSE OF NOTE)

SYSCO CORPORATION and SYSCO HOLDINGS CORPORATION
7.350% Series C Junior Subordinated Notes due 2056

1.        Interest and Subordination.

   Sysco Corporation and Sysco Holdings Corporation (together, the “Issuers”) promise to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from October 6, 2026. Interest on this Note will be paid to but excluding the relevant Interest Payment Date or on such earlier date as the principal amount shall become due in accordance with the provisions hereof. The Issuers will pay interest semi-annually in arrears on each Interest Payment Date, beginning on April 6, 2027, and on the Stated Maturity. If any Interest Payment Date, Stated Maturity or other payment date with respect to the Notes is not a Business Day, the required payment of principal, premium, if any, or interest will be due on the next succeeding Business Day as if made on the date that such payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date, Stated Maturity or other payment date, as the case may be, to the date of that payment on the next succeeding Business Day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

   The Issuers shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and at the same rate on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from the dates such amounts are due until such amounts are paid or made available for payment. So long as no event of default with respect to the Notes has occurred and is continuing, at the Issuers’ option, the Issuers may, on one or more occasions, defer payment of all or part of the current and accrued interest otherwise due on the Notes for a period of up to 10 consecutive years.

   This Note is a junior subordinated obligation of the Issuers, junior and subordinated in right of payment to all Senior Indebtedness of the Issuers, and each Guarantor’s guarantee of this Note is a junior subordinated obligation of each such Guarantor, in each case, to the extent and in the manner set forth in the Indenture.

2.        Paying Agent.

   Initially, U.S. Bank Trust Company, National Association (the “Trustee”) will act as Paying Agent. The Issuers may change any Paying Agent without notice to the Holders.

3.        Indenture; Defined Terms.

   This Note is one of the 7.350% Series C Junior Subordinated Notes due 2056 (the “Notes”) issued under the Indenture, dated as of October 6, 2026 (as amended, modified or supplemented from time to time in accordance therewith, the “Base Indenture” and, as supplemented by the Second Supplemental Indenture, dated as of October 6, 2026, the “Indenture”), among the Issuers, the guarantors party thereto and the Trustee, as trustee. This Note is a “Security” and the Notes are “Securities” under the Indenture.

3

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.        Denominations; Transfer; Exchange.

   The Notes are in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuers may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuers need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the sending of a notice of redemption, nor need the Issuers register the transfer or exchange of any Note selected for redemption in whole or in part.

5.        Amendment; Modification; Waiver.

   Subject to certain exceptions, the Indenture and the Notes may be amended, or default may be waived, with the consent of the Holders of a majority in principal amount of the Outstanding Notes. Without notice to or the consent of any Holder, the Issuers and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency.

6.        Optional Redemption; Special Mandatory Redemption; Redemption upon a Tax Event or a Rating Agency Event.

   The Notes are subject to optional redemption, special mandatory redemption, redemption following a Tax Event and redemption following a Rating Agency Event, in each case as further described in the Indenture. There is no sinking fund applicable to the Notes.

7.        Defaults and Remedies.

   If an Event of Default (other than an Event of Default specified in Section 4.01(a)(iii) or Section 4.01(a)(iv) of the Indenture with respect to any of the Issuers or any of the Guarantors) with respect to the Notes at the time Outstanding occurs and is continuing, then the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes may declare by written notice to the Issuers (and to the Trustee if given by Holders) the entire principal amount of, and all accrued and unpaid interest on, all the Notes to be due and payable immediately, and upon any such declaration, such principal amount of, and all accrued and unpaid interest on, all the Notes shall become immediately due and payable. If an Event of Default under Section 4.01(a)(iii) or Section 4.01(a)(iv) of the Indenture occurs and is continuing with respect to any Issuer or any Guarantor, then the entire principal amount of, and all accrued and unpaid interest on, all Notes will automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

4

   The Indenture permits, subject to certain limitations therein provided, Holders of not less than a majority in aggregate principal amount of the Outstanding Notes to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Notes.

8.        Authentication.

   This Note shall not be valid until the Trustee signs the certificate of authentication on this Note by manual or PDF or other electronically imaged (such as DocuSign or Adobe Sign) signature.

9.        Abbreviations and Defined Terms.

   Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.      CUSIP Numbers.

   Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.      Guarantee.

   As expressly set forth in the Indenture, payment of this Note is jointly and severally and fully and unconditionally guaranteed by the Guarantors that have become and continue to be Guarantors pursuant to the Indenture. Guarantors may be released from their obligations under the Indenture and their Guarantees under the circumstances specified in the Indenture.

12.      Governing Law.

   The laws of the State of New York shall govern the Indenture and this Note.

5

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

   (Print or type assignee’s name, address and zip code)

   (Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                       agent to transfer this Note on the books of the Issuers. The agent may substitute another to act for her.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature
Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

6

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for certificated Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized signatory of Trustee

7